Exhibit 10.2


                                GNC CORPORATION
                       2003 OMNIBUS STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

                  This STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of the 1st day of December, 2004 (the "Date of Grant"), by and between GNC Corporation, a Delaware corporation (the "Company"), and Robert J. DiNicola (the "Optionee").

                  Pursuant to the Company's 2003 Omnibus Stock Incentive Plan (the "Plan"), the Board of Directors of the Company (the "Board"), as the administrator of the Plan, has determined that the Optionee is to be granted an option (the "Option") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms and conditions set forth herein, and hereby grants such Option. It is intended that the Option constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the event the Option exceeds the $100,000 rule of Section 422(d), the portion of this Option in excess of $100,000 shall be treated as a Non-Qualified Stock Option.

                  Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

                  1. Number of Shares. The Option entitles the Optionee to purchase 300,000 shares of the Company's Common Stock (the "Option Shares") at a price of $6.00 per share (the "Option Exercise Price").

                  2. Option Term. The term of the Option and of this Option Agreement (the "Option Term") shall commence on the Date of Grant and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of seven (7) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

                  3. Conditions of Exercise.

                        (a) Subject to Section 7 below, the Option shall vest and become exercisable as to fifty percent (50%) of the Option Shares on the Date of Grant and as to the remaining fifty percent (50%) on the anniversary of the Date of Grant; provided, however, that if a "Change of Control" occurs, the Option shall (i) become immediately vested and exercisable in full. For purposes of this Agreement, "Change of Control" shall have the meaning set forth on Exhibit A of Optionee's employment agreement with General Nutrition Centers, Inc. (the "Employment Agreement").

                        (b) Except as otherwise provided herein, the right of the Optionee or Transferee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term; provided however, the Option may not be exercised for a fraction of a share.

                  4. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and Option Exercise Price of shares of Common Stock subject to the unexercised portion of the Option, as may be determined by the Board in its sole discretion.

                  5. Transferability of Option and Shares.

                        (a) Option. Except by will or under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, the portion of the Option that constitutes an Incentive Stock Option shall be transferable to the maximum extent permitted under applicable law, and the portion of the Option that constitutes a Non-Qualified Stock Option may be transferred to any "family member" as defined in Section (c)(3) of Rule 701 under the Securities Act of 1933, as amended (each, a "Transferee").

                        (b) Shares. Holders of Shares acquired upon exercise of the Option may not sell, assign, transfer, exchange, mortgage, pledge, grant a security interest, gift or otherwise dispose of or encumber (including, without limitation, by operation of law), or agree to do any of the foregoing (each, a "Disposition") with respect to such Shares without the prior written consent of the Company; provided, however, that prior written consent of the Company shall not be required for a Disposition of Shares to the Company.

                  6. Method of Exercise of Option. Provided that the Optionee or Transferee, where required by the Administrator, executes a copy of the Stockholders Agreement dated December 5, 2003, as amended (the "Stockholders' Agreement"), the Option may be exercised by means of written notice of exercise to the Company in a form provided by the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and any applicable withholding taxes in cash or by check, or, at the discretion of the Administrator (i) by means of a cashless exercise procedure either through a broker, through withholding of shares of Common Stock otherwise issuable upon exercise of the Option in an amount sufficient to pay the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and the minimum statutory withholding taxes with respect thereto, (ii) in the form of unrestricted shares of Common Stock already owned by the Optionee which, (x) in the case of unrestricted shares of Common Stock acquired upon exercise of an option, have been owned by Optionee for more than six months on the date of surrender, and (y) have an aggregate Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and the minimum statutory withholding taxes with respect thereto, or (iii) by any other means of exercise authorized from time to time in the Plan or by the Board.

                  7. Effect of Termination of Employment. Upon the termination of Optionee's employment or service with the Company or any Parent or Subsidiary, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the "Termination Date"). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of ninety (90) days following the Termination Date; provided, however, that in the event of termination by reason of Optionee's death or Disability, termination of Optionee's employment by General Nutrition Centers, Inc. other than for Cause (as defined in the Employment Agreement) or termination of Optionee's employment with General Nutrition Centers, Inc. by Optionee for Good Reason (as defined in the Employee Agreement), such exercise period shall extend until the date that is 180 days from the Termination Date. Upon expiration of such ninety
(90)-day or 180-day period, as applicable, any unexercised portion of the Option shall terminate in full.

                  8. Call Option. Upon termination of Optionee's employment or service with the Company for any reason, the Company shall have the right, but not the obligation, to repurchase all or any portion of the Option Shares acquired upon exercise of the Option in accordance with the terms and conditions set forth in this Section (the "Call Option") for a period of one hundred eighty (180) days (two hundred seventy (270) days in the event of Optionee's death or Disability) following the later of (i) the date of Optionee's termination of employment with the Company or (ii) the date of the acquisition of the Option Shares by Optionee or Optionee's estate, successors or beneficiaries, as applicable (the "Call Period").

                        (a) Right to Repurchase. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated for any reason, the Company shall have the right, but not the obligation, to repurchase all or any portion of the Option Shares previously acquired by Optionee through exercise of the Option. The purchase price for each Option Share shall be the Fair Market Value of an Option Share on the date the Company exercises the Call Option.

                        (b) Exercise of Call Option. During the Call Period, the Company may at any time, and from time to time, by giving written notice (the "Notice") to any person or entity that owns any Option Shares issued upon exercise of the Option (each, a "Holder"), elect to purchase any or all of the Option Shares owned by such Holder, at the purchase price determined in accordance with subsection (a) above, as applicable.

                        (c) Payment. Payment of the applicable purchase price (as determined in accordance with subsection (a) above) shall be made, at the option of the Company, in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                        (d) Termination of Call Option. In the event the Company becomes a Public Company, the Call Option shall immediately terminate as to any Option Shares issued upon exercise of the Option.

                  9. Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Option Agreement.

                  10. Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

         If to the Company, to:

                                General Nutrition Centers, Inc.
                                300 Sixth Avenue
                                Pittsburgh, PA  15222
                                Attn:  Board of Directors

         with a copy (which shall not constitute notice) to:

                                Skadden, Arps, Slate, Meagher & Flom LLP
                                300 South Grand Avenue, Suite 3400
                                Los Angeles, California  90071-3144
                                Attention:  Jeffrey Cohen, Esq.
                                Telephone:  (213) 687-5000
                                Facsimile:   (213) 687-5600

         If to the Optionee:    Robert DiNicola
                                The most recent address of the
                                Optionee on file with the Company

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

                  11. Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee or any Transferee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee or Transferee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Optionee hereby represents and warrants that he or she understands that the Option Shares are "restricted securities," as defined in Rule 144 under the Securities Act, and that any resale of the Option Shares must be in compliance with the registration requirements of the Securities Act, or an exemption therefrom, and with the requirements of applicable state securities laws. Each certificate representing Option Shares shall bear the legend set forth below:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES THEREUNDER, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A CALL OPTION IN FAVOR OF THE ISSUER OR ITS ASSIGNEES(S). SUCH TRANSFER RESTRICTIONS AND CALL OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES OF COMMON STOCK.

                  Further, if the Company decides, in its sole discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company.

                  12. No Obligation to Register Option Shares. The Company shall be under no obligation to register the Option Shares.

                  13. Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to, and not in lieu of any other, remedies, legal or equitable, available to enforce said provisions.

                  14. Withholding Requirements. The Company's obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

                  15. Successors and Assigns. All the terms and provisions of this Option Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including the Optionee's estate, successors and beneficiaries; provided, however, that, except as otherwise set forth herein, this Option Agreement may not be assigned by the Optionee without the prior written consent of the Company.

                  16. Failure to Enforce Not a Waiver. The failure of the Company or the Optionee to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                  17. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of New York without regard to its principles of conflict of laws.

                  18. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

                  19. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

                  20. Rights as a Stockholder. Neither the Optionee nor any of the Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate for such shares of Common Stock.

                  21. Agreement Not a Contract of Employment. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, Board member, employee, consultant or advisor of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

                  22. Authority of the Board. The Board shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

                  23. Dispute Resolution. The parties agree to use their reasonable best efforts to resolve any dispute regarding this agreement through good faith negotiations. A party hereto must give written notice of the substance of any dispute regarding this agreement to any other party to whom such dispute pertains. Any such dispute that cannot be resolved within thirty
(30) calendar days of receipt of the required notice (or such other time period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within fifty (50) days of the receipt of the required written notice, a single arbitrator has not been selected by mutual agreement of the parties, a panel of three arbitrators will be selected. Each party to the dispute will select one arbitrator and the two selected arbitrators will select one additional arbitrator. Except as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then-existing rules for Commercial Arbitration of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, shall be made in writing and will be final and binding upon the parties hereto as to the questions submitted. The parties will abide by and comply with such decision, which may be entered as an enforceable judgment in a court of competent jurisdiction; provided, however, the arbitrator or arbitrators, as the case may be, shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the prevailing party or parties in any arbitration under this agreement will be entitled to recover all reasonable fees (including, but not limited to, attorneys' fees and expert witness fees) and expenses incurred.

                  24. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Optionee shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Option Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters.

                  25. Stockholders' Agreement. The Optionee and any Transferee agrees that upon, and subject to, the occurrence of an event giving rise to a Drag-Along Right as defined under Section 5 of the Stockholders' Agreement, the Option shall become fully vested and exercisable immediately prior to the consummation of the sale related to such Drag-Along Right and shall terminate in full upon the consummation of such related sale if not previously exercised.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.


GNC CORPORATION


By:    /s/
      ---------------------------
Name:
      ---------------------------
Title:
      ---------------------------

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.


The Optionee:  /s/ Robert DiNicola
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Address:
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